MGP INGREDIENTS APPOINTS JULIE FRANCIS AS CHIEF EXECUTIVE OFFICER
Reaffirms full year 2025 financial outlook

ATCHISON, Kan., July 21, 2025 – MGP Ingredients, Inc. (Nasdaq:MGPI), a leading provider of branded and distilled spirits and food ingredient solutions, announced the company’s Board of Directors has appointed Julie Francis as President and Chief Executive Officer of MGP, effective today. It is anticipated that Francis will join the MGP Board at the 2026 Annual Meeting of Stockholders. Brandon Gall, who has served as Interim President and Chief Executive Officer since January 1, 2025, will continue to serve in his role as Chief Financial Officer.

“Julie is a proven leader with decades of experience driving growth and value creation across the food and beverage space, making her the ideal candidate to lead MGP forward,” said Martin Roper, Chairman of the Board, MGP Ingredients. “We are confident in her ability to advance our long-term vision of becoming a premier, branded spirits company, while building on the actions that Brandon and the MGP team have taken to better align our businesses with current consumer trends.”

“I look forward to working closely with Julie to build on our progress,” said Gall. “Her leadership, strategic vision, and collaborative approach will serve the company well and help unlock new opportunities for growth, innovation, and long-term shareholder value creation. I am grateful for the dedication and hard work of the MGP team and I’m excited to continue this next chapter as we execute our strategic vision.”

Francis remarked, “MGP’s strong foundation, built on a legacy of quality, operational excellence, and a portfolio of attractive alcoholic spirits brands, is a true credit to this talented team. I am excited to partner with Brandon and the MGP team as we build upon this excellent platform to grow our brands, deepen consumer connections, and create value for all stakeholders.”

Francis brings over 30 years of leadership experience in the branded food and beverage industries, with a track record of driving growth. She was previously Chief Operating Officer at Schwan’s Company, a leading producer of frozen foods. Prior to Schwan’s, she served as Senior Vice President of Commercial and Category Development for Constellation Brands’ Total Beverage Alcohol platform. She previously held multiple leadership positions at The Coca-Cola Company and Coca-Cola Enterprises, where she played a key role in the integration of the U.S. segments of these two companies to create the Coca-Cola Refreshments (U.S.) subsidiary. Francis currently is a member of the Board of Directors of Ascend Wellness Holdings (AAWH) and has also served as a Board Advisory Director for Nottingham Spirk. She holds a Bachelor of Science degree in business administration from Alfred University.

The company reaffirms its consolidated fiscal 2025 sales, adjusted EBITDA, and adjusted basic EPS guidance, confirmed in its earnings press release issued on May 1, 2025.

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About MGP Ingredients, Inc.
MGP Ingredients, Inc. (Nasdaq: MGPI) has been formulating excellence since 1941 by bringing product ideas to life across the alcoholic beverage and specialty ingredient industries through three segments: Branded Spirits, Distilling Solutions, and Ingredient Solutions. MGP is one of the leading spirits distillers with an award-winning portfolio of premium brands including Penelope, Rebel, Remus, and Yellowstone bourbons and El Mayor tequila, under the Luxco umbrella. With distilleries in Indiana and Kentucky, a tequila distillery joint venture in Arandas, Mexico, and bottling operations in Missouri, Ohio, and Northern Ireland, the company creates distilled spirits for customers including many world-renowned spirits brands. In addition, the company’s high-quality specialty fiber, protein, and starch ingredients provide functional, nutritional, and sensory solutions for a wide range of food products. To learn more, please visit MGPIngredients.com.
Cautionary Note Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements about the guidance of MGP Ingredients, Inc. (the “Company” or “MGP”), including its expectations for sales, adjusted EBITDA, and adjusted basic EPS. Forward looking statements are usually identified by or are associated with words such as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “project,” “forecast,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and similar terminology. These forward-looking statements reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, Company financial results, and Company financial condition and are not guarantees of future performance.

All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially. Factors that could cause actual results to differ materially from our expectations include without limitation any effects of changes in consumer preferences and purchases and our ability to anticipate or react to those changes; our ability to compete effectively and any effects of industry dynamics and market conditions; damage to our reputation or that of any of our key customers or their brands; failure to introduce successful new brands and products or have effective marketing or advertising; changes in public opinion about alcohol or our products; our reliance on our distributors to distribute our branded spirits; our reliance on fewer, more profitable customer relationships; interruptions in our operations or a catastrophic event at our facilities; decisions concerning the quantity of maturing stock of our aged distillate; any inability to successfully complete our capital projects or fund capital expenditures or any warehouse expansion issues; our reliance on a limited number of suppliers; work disruptions or stoppages; climate change and measures to address climate change; regulation and taxation and compliance with existing or future laws and regulations; tariffs, trade relations, and trade policies; excise taxes, incentives and customs duties; our ability to protect our intellectual property rights and defend against alleged intellectual property rights infringement claims; failure to secure and maintain listings in control states; labeling or warning requirements or limitations on the availability of our products; product recalls or other product liability claims; anti-corruption laws, trade sanctions, and restrictions; litigation or legal proceedings; limited rights of common stockholders and anti-takeover provisions in our governing documents; the impact of issuing shares of our common stock; higher costs or the unavailability and cost of raw materials, product ingredients, energy resources, or labor; failure of our information technology systems, networks, processes, associated sites, or service providers; acquisitions and potential future acquisitions; interest rate increases; reliance on key personnel; commercial, political, and financial risks; covenants and other provisions in our credit arrangements; pandemics or other health crises; ability to pay any dividends and make any share repurchases; and the effectiveness or execution of our strategic plan. For further information on these risks and uncertainties and other factors that could affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2025, as well as the Company’s other SEC filings. The Company undertakes no obligation to update any forward-looking statements or information in this press release, except as required by law.

For More Information
Investors:
Amit Sharma
amit.sharma@mgpingredients.com

Media:
Patrick Barry
patrick@byrnepr.net
314-540-3865

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